UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 1, 2006
ENCORE WIRE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of	0-20278 Commission	75-2274963 (I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

1410 Millwood Road McKinney, Texas (Address of principal executive offices)		75069 (Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events
Item 8.01. Other Events.
     On September 1, 2006, Encore Wire Corporation (“the Company”) issued a press release announcing that the Company plans to distribute certain products of electri-flex of Roselle, Illinois. As detailed in the press release, the products will complement the Company’s new MC (armored cable) line. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(c)      Exhibits.
          99.1          September 1, 2006 Press Release by Encore Wire Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION
Date: September 1, 2006	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President -- Finance,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Item	Exhibit

99.1	September 1, 2006 Press Release by Encore Wire Corporation.